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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2000


                       ASSET BACKED SECURITIES CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF AUGUST 1, 2000, PROVIDING FOR THE ISSUANCE OF
                           ASSET-BACKED CERTIFICATES,
                                SERIES 2000-LB1)


                       Asset Backed Securities Corporation
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                 333-64351                 13-3354848
           --------                 ---------                 ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

         11 Madison Avenue
         New York, New York                                     10010
         ------------------                                     -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 325-1811
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                                       -2-


Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         On August 31, 2000, a single series of certificates, entitled Long Beach Home Equity Loan Trust, Home Equity Loan Pass-Through Certificates, Series 2000-LB1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2000 (the "Pooling Agreement"), among Asset Backed Securities Corporation as depositor (the "Depositor"), Long Beach Mortgage Company ("Long Beach") as seller and master servicer (in such capacity, the "Master Servicer") and Bankers Trust Company of California, N.A. as trustee (the "Trustee"). On September 25, 2000, October 6, 2000 and November 9, 2000 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Pooling Agreement, with an aggregate principal balance equal to approximately $187,749,019 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Pooling Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to the Subsequent Transfer Agreements, dated September 25, 2000, October 6, 2000 and November 9, 2000, respectively, among the Depositor, Long Beach and the Trustee (the "Agreements"). Attached to the Agreements is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Agreements.

Item 5. Other Events
        ------------

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Pooling Agreements evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $1,312,248,899 as of August 1, 2000 and (ii) the Pre-Funding Account, which contained approximately $187,749,019.

         As more fully described above, on September 25, 2000, October 6, 2000 and November 9, 2000, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre- Funding Account. The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of November 1, 2000, the end of the "Funding Period" (as defined in the Pooling Agreement).



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                                       -3-


Item 7.  Financial Statements and Exhibits
         ---------------------------------

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



                  Exhibit No.                            Description
                  -----------                            -----------

                      4.2 Subsequent Transfer Agreements, dated as of September 25, 2000, October 6, 2000 and November 9, 2000 among Asset Backed Securities
                                            Corporation, Long Beach Mortgage
                                            Company and Bankers Trust Company of
                                            California, N.A.

                      99.1 Characteristics of the Mortgage Pool as of November 1, 2000, relating to Long Beach Home Equity Loan Trust 2000-LB1, Home Equity Loan
                                            Pass-Through Certificates, Series
                                            2000- LB1.





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                                       -4-


                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 15, 2000

                                           ASSET BACKED SECURITIES CORPOATION


                                           By:      /s/Fiachra O'Driscoll
                                                    ----------------------------
                                           Name:    Fiachra O'Driscoll
                                           Title:   Vice President





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                                Index to Exhibits
                                -----------------



                                                                                        Sequentially
       Exhibit No.                          Description                                 Numbered Page
       -----------                          -----------                                 -------------

           4.2              Subsequent Transfer Agreement

           99.1 Characteristics of the Mortgage Pool as of November 1, 2000, relating to Long Beach
                            Mortgage Corporation, Home Equity Loan Pass-
                            Through Certificates, Series 2000-LB1